CROFT
                                   LEOMINSTER
                                      INC.



                                   VALUE FUND
                                 ANNUAL REPORT
                                 APRIL 30, 1999

                                                                   June 15, 1999

Dear Value Fund Shareholder,

From 01/01/99 to 06/10/99, the Value Fund's Performance is as follows*:

                                             YTD PERFORMANCE
                                             ---------------
        VALUE FUND                                + 15.4%
        Standard and Poor's 500**                 +  6.6%

         As the market continues to test new highs, we remain focused on our value philosophy. We continue to search for those companies selling at discounts to their intrinsic value. We examine future earnings, cash flows and hidden assets. In addition, we look for companies that are out of favor with the investment community as these neglected stocks often offer compelling reward vs. risk potential. The current portfolio structure is as follows:

                                               VALUE FUND      S & P 500
                                               ----------      ---------

     Estimated 2000 Price/Earnings Ratio          12.9x          25.6x
     Estimated Growth Rate                        10.9%           8.0%
     Current Price/Book Value                      2.8x           4.7x

         The Fund's largest holding continues to be SPX Corp. Since our last report dated October 31,1999, the stock has appreciated approximately 42.5%. SPX Corp currently sells at 13.8X 2000 estimated earnings per share and should increase earnings 14-16% annually for the next 3-4 years. According to management, its merger with General Signal is progressing well. They have accomplished over 70% of the targeted headcount reduction at the General Signal Units. The merger should result in $209 million in cost saves over the next two years. In addition, the Economic Value Added (EVA) culture is being adopted throughout General Signal's work force. Employees' compensation is based on the ability to create value by producing returns in excess of the cost of capital. With its strong management team and its focus to increase returns to shareholders, we believe SPX Corp. will continue to perform strongly in the future.

         In our last report, we highlighted the neglect of value stocks by investors in the market. Recently, we have seen a renewed interest in these stocks. A good example of this is the paper and forest products industry. Investors have largely ignored this sector for the past several years as excess capacity has pushed real product prices to historical lows. Early in 1999, we began to see an improving pricing environment. Investors have recognized that these companies are selling at compelling risk vs. reward levels. Two of the fund's holdings, Smurfit-Stone Container (5.4%) and Boise Cascade Corp (3.3%) have benefited.

         Smurfit-Stone Container is the largest domestic producer of containerboard. Management has focused on improving its business structure by closing high cost mills and increasing operating efficiencies. In addition, they have been removing capacity to improve pricing. Smurfit Stone has been able to increase containerboard prices by $50 per ton which should translate into approximately $1 per share in post-tax earnings.

         Boise Cascade Corp. is a distributor of office products and building materials and also manufactures and distributes paper and wood products. Based on our sum of the parts valuation of their equity investment in Boise Office Products plus timberland properties plus other operations, we estimate Boise Cascade is worth approximately $48 per share. Management has also been successful in implementing price increases. The company is in the midst of restructuring, cutting costs and refocusing its efforts on higher value added products.

         In the past couple of months, we have sold part of our position in Qwest Communications International Inc (Qwest). On April 19, 1999 Bell South agreed to acquire a 10% stake in Qwest for a split-adjusted price of $47.25. This in our view placed a near-term upper limit on the stock. In addition, since our initial investment two years ago, the stock had appreciated nicely, and the portfolio's overall exposure to Qwest had increased as well. As the stock approached Bell South's offer price, we decided to rebalance the portfolio by taking some profits. We maintain a position in the company because we still like the long-term outlook for Qwest within the broadband and telecommunications sector. We have also maintained a position in MCI Worldcom, Inc., another major, global communications company.

         Going forward, we still believe that the largest-capitalization, growth stocks as a whole are overvalued. They have had a nice run the past couple of years, but investors are paying too much for future earnings growth. We will maintain our value approach by investing in those companies that we believe offer long-term appreciation and, at the same time, exhibit minimal downside risk characteristics.

         Thank you for investing with Croft-Leominster.

                                                  Sincerely,


                                                  Kent G. Croft
-------------------
* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.

** The Standard & Poor's 500 is an unmanaged index that is a widely recognized indicator of general market performance. Figures are presented gross of fees.

Information contained herein should not be considered a recommendation to purchase or sell any security. There is no assurance as of the date of this letter, that the Value Fund still holds any of these securities in its portfolio.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND

--------------------------------------------------------------------------------


                           AVERAGE ANNUAL PERFORMANCE
                                               SINCE INCEPTION
                               ONE YEAR             5/10/95
                               --------             -------
        VALUE FUND             (0.63%)               19.07%





                       CUMULATIVE PERFORMANCE COMPARISON
                      $10,000 INVESTMENT SINCE INCEPTION*


                                  PERIOD          S&P 500            PERIOD
MMYY           VALUE FUND         RETURN*                            RETURN
----           -----------        -------         -------            ------

May-95         $10,000.00                         $10,000.00
Jul-95         $10,300.00          3.00%          $10,782.00          7.82%
Oct-95         $10,489.52          1.84%          $11,224.06          4.10%
Jan-96         $11.513.30          9.76%          $12,347.59         10.01%
Apr-96         $11,856.39          2.98%          $12,764.94          3.38%
Jul-96         $11,563.54         -2.47%          $12,561.98         -1.59%
Oct-96         $12,848.25         11.11%          $13,926.21         10.86%
Jan-97         $14,208.88         10.59%          $15,600.14         12.02%
Apr-97         $14,071.05         -0.97%          $   15,970          2.37%
Jul-97         $17,145.58         21.85%          $19,096.76         19.58%
Oct-97         $17,958.28          4.74%          $18,394.00         -3.68%
Jan-98         $17,478.79         -2.67%          $19,795.62          7.62%
Apr-98         $   20,139         15.22%          $   22,521         13.77%
Jul-98         $   17,845        -11.39%          $   22,789          1.19%
Oct-98         $   16,000        -10.34%          $   22,434         -1.56%
Jan-99         $   17,320          8.25%          $   26,219         16.87%
Apr-99         $   20,024         15.61%          $   27,432          4.63%


* Past performance is not indicative of future performance. Investment return and principal will fluctuate. An investor's shares, when redeemed may be worth more or less than the original value.

                            CROFT FUNDS CORPORATIONS
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

SHARES                                                           MARKET VALUE
------                                                           ------------

COMMON STOCKS - 100.17%
AEROSPACE/DEFENSE- 0.69%
   2,500+ Fairchild Corp....................................           $ 33,594
                                                                       --------

APPAREL MANUFACTURERS - 0.30%
   1,400+ Fruit of the Loom, Inc. ..........................             14,875
                                                                       --------

AUTO & AUTOMOTIVE PRODUCTS - 13.85%
   6,050  Federal-Mogul Corp. ..............................            265,444
   6,326+ SPX Corp. ........................................            413,167
                                                                       --------
                                                                        678,611
                                                                       --------

BANKS, S&L'S AND BROKERS - 9.36%
     500  Astoria Financial Corp. ..........................             25,062
   2,100  BankAtlantic Bancorp, Inc. .......................             15,619
   1,500  BankUnited Cl A ..................................             60,563
   1,900  Dime Bancorp Inc. Cl B ...........................             43,819
   1,100  Mellon Bank Corp. ................................             81,744
   2,100  Summit Bancorp ...................................             88,988
   3,476  Washington Mutual Inc. ...........................            142,951
                                                                       --------
                                                                        458,746
                                                                       --------

BASIC MATERIALS - 0.80%
   4,200  National Steel Corp. Cl B ........................             39,375
                                                                       --------

BUILDING & CONSTRUCTION - 3.81%
   2,800  Foster Wheeler Corp. .............................             37,800
   3,050  Owens Corning ....................................            108,656
   1,300  Texas Industries, Inc. ...........................             40,137
                                                                       --------
                                                                        186,583
                                                                       --------
CAPITAL EQUIPMENT - 4.00%
   2,200  Kennametal Inc. ..................................             58,438
   2,300+ Terex Corp........................................             72,738
   1,100  Xerox Corp. ......................................             64,625
                                                                       --------
                                                                        195,801



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -5-



                            CROFT FUNDS CORPORATIONS
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

SHARES                                                           MARKET VALUE
------                                                           ------------


CHEMICALS - 4.73%
   2,000  Crompton & Knowles Corp. .........................           $ 40,500
   1,500  Hanna M.A. Co. ...................................             24,281
     700+ International Specialty Products Inc. ............              5,775
   4,600  Lyondell Chemical Co. ............................              9,700
   1,200  Millennium Chemicals Inc. ........................             32,400
   3,300  NL Industries, Inc. ..............................             38,981
                                                                       --------
                                                                        231,637
                                                                       --------

CLOSED END FUNDS - BRAZIL - 0.21%
  18,000  Brazilian Investment Trust PLC ...................             10,260
                                                                       --------

CLOSED END FUNDS - INDIA - 0.68%
     534+ India Growth Fund Inc. ...........................              5,073
   2,800+ Jardine Fleming India Fund .......................             17,500
     600+ Morgan Stanley India Invt. Fund...................              4,912
     700+ The India Fund Inc................................              5,862
                                                                       --------
                                                                         33,347
                                                                       --------

CONSUMER CYCLICALS - 2.54%
     900  Koninklijke Royal Philips Electronics N.V.........             76,838
   1,000  Newell Rubbermaid Inc. ...........................             47,437
                                                                       --------
                                                                        124,275
                                                                       --------

CONSUMER SERVICES - 1.66%
   2,458  Viad Corp. .......................................             81,268
                                                                       --------

FINANCIAL SERVICES - 9.13%
   1,600  Capital One Financial Corp. ......................            277,900
   2,250  Citigroup Inc. ...................................            169,313
                                                                       --------
                                                                        447,213
                                                                       --------

HEALTHCARE - 0.35%
   1,000  Varian Medical Systems, Inc. .....................             17,187
                                                                       --------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -6-



                            CROFT FUNDS CORPORATIONS
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

SHARES                                                           MARKET VALUE
------                                                           ------------


INSURANCE - 4.54%
   1,300  Ace Ltd. .........................................         $   39,325
   1,200  Allmerica Financial Corp. ........................             68,775
     800  Allstate Corp. ...................................             29,100
     800  Hartford Financial Services Group Inc. ...........             47,150
   1,400+ Highlands Insurance Group Inc. ...................             15,400
   3,000  Reliance Group Holdings, Inc. ....................             22,500
                                                                     ----------
                                                                        222,250
                                                                     ----------

MEDIA & ENTERTAINMENT - 6.96%
   3,500+ Big City Radio Inc. ..............................             14,656
   6,300  CBS Inc. .........................................            287,044
   1,200  News Corporation Ltd. ADR ........................             39,150
                                                                     ----------
                                                                        340,850
                                                                     ----------

NATURAL GAS - 8.99%
     600  Anadarko Petroleum Corp. .........................             22,762
  12,200+ Bellwether Exploration Co. .......................             48,800
     500  Burlington Resources Inc. ........................             23,031
  16,200+ Comstock Resources Inc. ..........................             75,938
  34,500+ Gothic Energy Corp. ..............................             23,718
   1,300+ Mallon Resources Corp. ...........................             11,212
  29,708+ Meridian Resources Corp. .........................            172,678
  24,200+ Panaco Inc. ......................................             21,175
   1,600+ Titan Exploration Inc. ...........................              9,000
   2,300  Union Pacific Resources Group ...................              32,200
                                                                     ----------
                                                                        440,514
                                                                     ----------

OIL - 1.50%
     800  Apache Corp. .....................................             24,550
  39,300+ Equity Oil Co. ...................................             49,125
                                                                     ----------
                                                                         73,675
                                                                     ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -7-



                            CROFT FUNDS CORPORATIONS
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

SHARES                                                           MARKET VALUE
------                                                           ------------




PAPER & FOREST PRODUCTS - 8.66%
   4,000  Boise Cascade Corp. ..............................          $ 161,000
  11,261+ Smurfit-Stone Container Corp. ....................            263,226
                                                                      ----------
                                                                        424,226
                                                                      ----------

PHARMACEUTICALS - 1.76%
     600  American Home Products Corp. .....................             36,600
     300+ Elan Corp. ADR ...................................             15,450
     500  Warner Lambert Co. ...............................             33,969
                                                                      ----------
                                                                         86,019
                                                                      ----------

REAL ESTATE INVESTMENT TRUSTS - 1.09%
   1,459  Starwood Hotels & Resorts Trust ..................             53,527
                                                                      ----------

TECHNOLOGY - 2.33%
     900+ DII Group Inc. ...................................             27,900
   1,100+ Oak Industries Inc. ..............................             45,925
   3,000+ Varian Inc. ......................................             27,187
   1,000+ Varian Semiconductor Equipment Associates, Inc. ..             13,000
                                                                      ----------
                                                                        114,012
                                                                      ----------
TELEPHONE & CELLULAR - 6.52%
   3,200+ Alpine Group Inc. ................................             44,400
   2,000+ MCI Worldcom Inc. ................................            164,375
   1,065+ Qwest Communications International Inc. ..........             90,991
   2,000+ STAR Telecommunications, Inc. ....................             19,375
                                                                      ----------
                                                                        319,141
                                                                      ----------

TRANSPORTATION - 5.71%
    4700  Kansas City Southern Industries Inc. .............            279,944
                                                                      ----------

TOTAL COMMON STOCK (Cost $3,930,527) .......................          4,906,940

MUTUAL FUNDS - 0.03%
     147+ Schroder All Asia (Cost $1,629) ..................              1,354
                                                                      ----------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                      -8-



                            CROFT FUNDS CORPORATIONS
                          CROFT-LEOMINSTER VALUE FUND
                            SCHEDULE OF INVESTMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

SHARES                                                           MARKET VALUE
------                                                           ------------

SHORT TERM INVESTMENTS - 0.42%
  20,440  Star Treasury Fund (Cost $20,440) ................         $   20,440

          TOTAL INVESTMENTS
          (Cost $3,952,596) ......................100.62%             4,928,734

          Liabilities in excess of other assets ..(0.62%)               (30,219)
                                                  -------             ---------

          TOTAL NET ASSETS .......................100.00%            $ 4,898,515
                                                  =======            ===========


(1)  Federal Tax Information: At April 30, 1999 the net
     unrealized appreciation based on cost for Federal
     Income tax purposes of $3,952,596 was as follows:
     Aggregate gross unrealized appreciation for all
     investments for which there was an excess of
     value over cost                                                 $1,376,778
     Aggregate gross unrealized depreciation for all
     investments for which there was an excess of cost over value      (400,640)
                                                                     ----------

        Net unrealized appreciation                                   $ 976,138
                                                                     ==========

+       Non-income producing security



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 April 30, 1999
--------------------------------------------------------------------------------


ASSETS
Investments in securities, at value (cost $3,952,596) (Note 2) ..   $ 4,928,734
Receivable for securities sold ..................................        95,123
Dividends and interest receivable ...............................         1,998
Due from advisor (Note 3) .......................................         3,465
                                                                    -----------
        Total assets ............................................     5,029,320
                                                                    -----------

LIABILITIES
Payables:
        For redemptions .............................$   108,761
        Accrued expenses ............................     22,044
                                                     -----------
           Total liabilities ....................................       130,805
                                                                    -----------

        Net Assets ..............................................   $ 4,898,515
                                                                    ===========

NET ASSETS CONSIST OF:
        Additional paid in capital ..............................     4,078,622
        Accumulated net realized loss from
           investment transactions ..............................      (156,245)
        Net unrealized appreciation on investments ..............       976,138
                                                                    -----------

        Net Assets ..............................................   $ 4,898,515
                                                                    ===========


Net asset value and redemption price per share
     ($4,898,515/294,147 shares
     of capital stock outstanding)  (Note 4) ....................   $     16.65
                                                                    ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                            STATEMENT OF OPERATIONS
                       For the year ended April 30, 1999

--------------------------------------------------------------------------------


Investment Income:
Dividends ........................................................    $  56,745
Interest .........................................................       13,633
                                                                      ---------
        Total income .............................................       70,378

Expenses:
Investment advisory fee (Note 3) .................................       54,584
Administration fee ...............................................       20,079
Legal Fees .......................................................       25,904
Transfer agent fee ...............................................        9,594
Audit fee ........................................................        8,474
Insurance ........................................................        6,249
Custody fee ......................................................        7,040
Distribution fee (Note 3) ........................................        5,807
Printing .........................................................        3,074
Registration Fees ................................................        6,095
Trustee fee ......................................................          408
Other ............................................................        2,885
                                                                      ---------
        Total expenses ...........................................      150,193
        Less: Expense reimbursement ..............................      (63,091)
                                                                      ---------
        Net expenses .............................................       87,102
                                                                      ---------

        Net investment income (loss) .............................      (16,724)
                                                                      ---------

Net Realized and Unrealized Gains
     (Losses) on Investments (Note 2)
Net realized loss from investment transactions ...................     (156,944)
Net change in unrealized appreciation of investments .............        7,115
                                                                      ---------

        Net realized and unrealized loss on investments ..........     (149,829)
                                                                      ---------

        Net decrease in net assets resulting from operations .....    $(166,553)
                                                                      =========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------




                                                                 For the year    For the year
                                                                     ended           ended
                                                                 April 30, 1999 April 30, 1998
                                                                 -----------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss) .................................   $   (16,724)   $       175
Net realized gain (loss) from investment transactions ........      (156,944)       393,287
Net change in unrealized appreciation of investments .........         7,115        773,296
                                                                 -----------    -----------
Net increase (decrease) in net assets resulting from
     operations                                                     (166,553)     1,166,758

Distributions from net investment income .....................             0              0
Distributions from net gain on investments ...................      (105,002)      (414,496)
                                                                 -----------    -----------

Net capital share transactions (Note 4) ......................       (93,167)     2,446,934


Net increase (decrease) in net assets ........................      (364,722)     3,199,196

NET ASSETS:
Beginning of year ............................................     5,263,237      2,064,041
                                                                 -----------    -----------

End of year ..................................................   $ 4,898,515    $ 5,263,237
                                                                 ===========    ===========


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

         The Croft-Leominster Value Fund (the "Fund"), is a managed portfolio of the Croft Funds Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Fund is one of a series of Funds of the Croft Funds Corporation, which also includes the Croft-Leominster Income Fund. The Fund's investment objective is to seek growth of capital. It invest primarily (under normal market conditions, at least 65% of its total assets) in common stocks which are believed by the Manager to be undervalued and have good prospects for capital appreciation.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Investments for which no sale is reported are valued at the last bid price.

         FEDERAL INCOME TAXES-The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.

         OTHER-The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

         ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

         The Fund retains Croft-Leominster Inc. (the "Adviser") as its investment adviser. Under the terms of the management agreement, the Adviser receives a fee, computed daily and payable monthly at the annual rate of .94% of the Fund's average daily net asset value. Until December 31, 2001, the Adviser guarantees that the overall expense ratio for the Fund, which exclude ordinary brokerage commission incurred in the purchase or sale of portfolio securities, will not exceed 1.50%. As a result, for the year ended April 30, 1999, the Adviser accrued reimbursements to the Fund of $63,091.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------

         Pursuant to a plan of Distribution the Fund pays a distribution fee of up to .25% of the average daily net assets to broker-dealers for distribution assistance, and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance. For the year April 30, 1999 the Fund accrued distribution fees of $5,807.

         Certain Directors and officers of the Corporation are interested persons (as defined in the Investment Company Act of 1940) of the Corporation. Each non-interested Director is entitled to receive an annual fee of $500 plus expenses for services relating to the Corporation.

NOTE 4. CAPITAL SHARE TRANSACTIONS

         At April 30, 1999 there was 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation, and capital paid-in amounted to $4,097,768 for the Fund. Transactions in capital stock were as follows:

                                   For the year                   For the year
                                       ended                         ended
                                  April 30, 1999                 April 30, 1998
                                 Shares       Amount           Shares      Amount
                                 ------       ------           ------      ------

Shares sold .............       146,546    $ 2,269,700        131,285    $ 2,117,741

Shares issued in
reinvestment of dividends         7,044        103,048         26,843        399,689

Shares redeemed .........      (168,416)    (2,465,915)        (4,150)       (70,496)

Net increase (decrease) .       (14,826)   $   (93,167)       153,978    $ 2,446,934


NOTE 5.  INVESTMENT TRANSACTIONS

         Purchases and sales, excluding short term securities, for the year ended April 30, 1999 aggregated $4,497,161, and $4,707,248, respectively, for the Fund.

NOTE 6.  DISTRIBUTIONS TO SHAREHOLDERS

         During the year ended April 30, 1999, distributions of $0.24 aggregating $105,002 were declared from net realized gains.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 April 30, 1999

--------------------------------------------------------------------------------


NOTE 7.  RECLASSIFICATIONS

         In accordance with accounting pronouncements, the Fund has recorded a reclassification in its capital accounts. As of April 30, 1999 the Fund recorded permanent book/tax differences of ($16,549) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

                            CROFT FUNDS CORPORATION
                          CROFT-LEOMINSTER VALUE FUND
                              FINANCIAL HIGHLIGHTS
              (for a fund share outstanding throughout the period)

--------------------------------------------------------------------------------


                                                        For the       For the       For the    May 4, 1995*
                                                      year ended    year ended    year ended     through
                                                      April 30,      April 30,     April 30,     April 30,
                                                         1999         1998           1997          1996
                                                         ----         ----           ----          ----

Net asset value, beginning of period ..........   $      17.03  $      13.32  $      11.74  $      10.00
                                                  ------------  ------------  ------------  ------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
        Net investment income .................          (0.04)         0.00          0.04          0.10
        Net realized and unrealized gain
                on investments ................          (0.10)         5.49          2.11          1.75)
                                                  ------------  ------------  ------------  ------------

        Total from investment operations ......          (0.14)         5.49          2.15          1.85)
                                                  ------------  ------------  ------------  ------------

LESS DISTRIBUTIONS:
        Dividends from net investment income ..           0.00          0.00         (0.05)        (0.07)
        Distribution from realized gains
                from security transactions ....          (0.24)        (1.78)        (0.52)        (0.04)
                                                  ------------  ------------  ------------  ------------

        Total distributions ...................          (0.24)        (1.78)        (0.57)        (0.11)
                                                  ------------  ------------  ------------  ------------

Net asset value, end of period ................   $      16.65  $      17.03  $      13.32  $      11.74
                                                  ============  ============  ============  ============

Total return** ................................          (0.63%)       43.14%        18.71%        18.57%

RATIOS/SUPPLEMENTAL DATA:
        Net assets end of period (in 000's) ...          4,899         5,263         2,064         1,255
        Ratio of expenses to average net assets
                before reimbursement ..........           2.59%         2.75%         5.40%         1.50%^
        Ratio of expenses to average net assets
                after reimbursement ...........           1.50%         1.50%         1.50%         1.50  ^
        Ratio of net investment income (loss)
                to average net assets, ........          (0.29)%        0.00%         0.34%         0.89%^
        Portfolio turnover rate ...............          89.33%        80.98%       105.72%        65.38%


------------------
        *       Commencement of operations
        **      Based on net asset value per share
        ^       Annualized



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                          INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Directors
Croft-Leominster Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Croft-Leominster Value Fund (one of a series constituting the Croft Funds Corporation) as of April 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Croft-Leominster Value Fund of the Croft Funds Corporation as of April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, and for the period from May 4, 1995 (commencement of operations) to April 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
May 13, 1999

                                     CROFT
                                   LEOMINSTER
                                      INC.


                                 1-800-746-3322